SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                 Date of Earliest Event Reported: April 26, 1996

                           Date of Report: May 6, 1996


                            Ferrellgas Partners, L.P.

           (Exact name of registrant as specified in its charter)


                                    Delaware

         (State or other jurisdiction of incorporation or organization)


      1-11331                                       43-1698480

(Commission File Number)                (I.R.S. Employer Identification No.)


                   One Liberty Plaza, Liberty, Missouri 64068

           (Address of principal executive office, including zip code)


                                 (816) 792-1600

              (Registrants' telephone number, including area code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired.

                  The consolidated financial statements of Skelgas Propane, Inc. as of December 31, 1995 and 1994 and for the years ended December 31, 1995 and 1994, together with the reports of Deloitte & Touche, Chartered Accountants (Markham, Canada) and Deloitte & Touche LLP (Kansas City, Missouri) with respect thereto, and as of April 30, 1996 and for the four months ended April 30, 1996 and 1995 (unaudited) are filed as Exhibit 99.3 to this Current Report.


         (b)      Pro forma financial information.

                  The unaudited pro forma combined financial statements of Ferrellgas Partners, L.P. and Skelgas Propane, Inc. as of April 30, 1996, for the nine months ended April 30, 1996 and for the fiscal year ended July 31, 1995, are filed as Exhibit 99.4 to this Current Report.


         (c)      Exhibits.

                  The Exhibits listed in the Index to Exhibits are filed as part of this Current Report on Form 8-K.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FERRELLGAS PARTNERS, L.P.

                                   By:      FERRELLGAS, INC. (General Partner)

                                   By:      /s/ Danley K. Sheldon
                                          ------------------------------------
                                                Danley K. Sheldon
                                                Senior Vice President and Chief
                                                Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)



Date:  July 12, 1996






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                                 EXHIBIT INDEX



Exhibit No.  Description of Exhibit

10.1 Amended and Restated Agreement of Limited Partnership of Ferrellgas, L.P. dated as of April 23, 1996
             (Incorporated by reference the same numbered Exhibit to the Registrant's Quarterly Report on Form 10-Q filed June 12, 1996.)

99.3 Consolidated financial statements of Skelgas Propane, Inc as of December 31, 1995 and 1994 and for the years ended December 31, 1995 and 1994, together with the reports of Deloitte & Touche, Chartered Accountants (Markham, Canada) and Deloitte & Touche LLP
             (Kansas City, Missouri) with respect thereto, and as of April 30, 1996 and for the four months ended
             April 30, 1996 and 1995 (unaudited).

99.4 Pro forma combined financial statements of Ferrellgas Partners, L.P. and Skelgas Propane, Inc. as of April 30, 1996, for the nine months ended April 30, 1996 and for the fiscal year ended July 31, 1995.


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